                                                                    EXHIBIT 10g2

                     FORTUNE BRANDS, INC. SUPPLEMENTAL PLAN

                                  AMENDMENTS*
                           (Effective January 1, 2003)

Section 2(a)                  EXPLANATION:

                                   Amendment to conform definition of "Actual
                              Earnings" to definition of "Compensation" used in revised Fortune Brands Pension Plan.

                              AMENDMENT:

                              Change as follows:

                                 <*>"COMPENSATION" MEANS ALL EARNINGS OF THE
                              EMPLOYEE IN ANY PLAN YEAR FOR VESTING SERVICE, INCLUDING OVERTIME, HOLIDAY AND VACATION PAY, AMOUNTS PAID FOR PERIODS OF APPROVED ABSENCE, BACK PAY WHICH HAS BEEN EITHER AWARDED OR AGREED TO BY THE COMPANY, ANY AMOUNT WHICH IS DEFERRED BY THE COMPANY AT THE ELECTION OF THE EMPLOYEE AND WHICH IS NOT INCLUDIBLE IN THE GROSS INCOME OF THE EMPLOYEE PURSUANT TO SECTIONS 125, 132(f) OR 402(g)(3) OF THE INTERNAL REVENUE CODE, AND ALL COMPENSATION UNDER THE ANNUAL EXECUTIVE INCENTIVE COMPENSATION PLAN AND THE FORTUNE BRANDS INCENTIVE PLAN PAID DURING SUCH PLAN YEAR, BUT EXCLUDING (i) WORKERS' COMPENSATION PAYMENTS, (ii) AMOUNTS PAID BY THE COMPANY FOR INSURANCE, RETIREMENT OR OTHER BENEFITS AND ALL OTHER BONUSES, (iii)</*>


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* For EDGAR filing, language that will be added is preceded by a "<*>" and followed by a "</*>". Language that will be eliminated is preceded by a "<#>" and followed by a "</#>".
---------------------------------------------------------------

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                             <*>ANY COMPENSATION (INCLUDING BONUSES AND VACATION
                             PAY) PAID FOLLOWING THE MONTH IN WHICH AN EMPLOYEE INCURS A SEVERANCE FROM SERVICE, AND (iv) COMPANY PROFIT-SHARING OR MATCHING CONTRIBUTIONS TO OR ALLOCATIONS UNDER ANY DEFINED CONTRIBUTION PLAN
                             AND BENEFITS UNDER THIS PLAN AND OTHER BENEFITS, INCLUDING THE SPECIAL PAYMENTS RELATING TO THE
                             2002 REDESIGN OF THE RETIREMENT PLAN. AMOUNTS PAID AS BACK PAY AWARDED OR AGREED TO BY THE COMPANY SHALL BE INCLUDED IN COMPENSATION FOR THE YEAR OR YEARS TO WHICH THE AWARD OR AGREEMENT PERTAINS RATHER THAN FOR THE PERIOD IN WHICH THE AWARD OR AGREEMENT IS MADE.</*>

                                  <#>["Actual Earnings" means all earnings of an
                             employee in any Plan Year for Qualifying
                             Employment including overtime and extra shift pay; holiday and vacation pay; amounts paid for periods of approved absence, back pay which has been either awarded or agreed to by the Company, earnings elected to be deferred by the Employee as tax deferred contributions under the Company's Profit-Sharing Plan, supplemental tax deferred amounts under this Plan, or as contributions under a plan established pursuant to Section 125 of the Internal Revenue Code, or under Section 119 of the Internal Revenue Code, and all compensation under the Management Incentive Plan and the Fortune Brands, Inc. Annual Executive Incentive Compensation Plan paid during such Plan Year, but excluding (1) Worker's Compensation payments, (2) amounts paid by the Company for insurance, retirement or other benefits and bonuses, and (3) contributions to or allocations under any profit-sharing plan and benefits under this Plan or other benefits. The Actual Earnings of an employee covered under a disability income plan of the Company shall be</#>


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

                             <#>deemed to continue as provided in the Retirement
                             Plan.]</#>

Section 2(b)                 EXPLANATION:

                                  Amendment to conform definition of
                             "Affiliated Employment" to definition of Related Company used in revised Fortune Brands Pension Plan.

                             AMENDMENT:

                                  Change as follows:

                                  <*>"RELATED COMPANY" MEANS ANY CORPORATION OR
                             OTHER BUSINESS ENTITY WHICH IS INCLUDED IN A
                             CONTROLLED GROUP OF CORPORATIONS WITHIN WHICH THE COMPANY IS ALSO INCLUDED, AS PROVIDED IN SECTION 414(b) OF THE INTERNAL REVENUE CODE (AS MODIFIED BY SECTION 415(h) OF THE INTERNAL REVENUE CODE), OR WHICH IS A TRADE OR BUSINESS UNDER COMMON CONTROL WITH THE COMPANY, AS PROVIDED IN SECTION 414(c) OF THE INTERNAL REVENUE CODE (AS MODIFIED BY SECTION 415(h) OF THE INTERNAL REVENUE CODE), OR WHICH CONSTITUTES A MEMBER OF AN AFFILIATED SERVICE GROUP WITHIN WHICH THE COMPANY IS ALSO INCLUDED, AS PROVIDED IN SECTION 414(m) OF THE INTERNAL REVENUE CODE), OR WHICH IS REQUIRED TO BE AGGREGATED WITH THE COMPANY PURSUANT TO REGULATIONS ISSUED UNDER SECTION 414(o) OF THE INTERNAL REVENUE CODE.</*>

                                [<#>(b) "Affiliated Employment" means employment
                             by any corporation which, at the time of such employment, is or was an affiliate of the Company or the Prior Company, or thereafter becomes or became an affiliate of the Company or the Prior Company.</#>] "Affiliated Plan" means a defined benefit pension plan by which an employee of the Company had been covered during <*>EMPLOYMENT WITH A RELATED</*>


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

                              <*>COMPANY</*> [<#>Affiliated Employment</#>].

Section 2(d)                  EXPLANATION:

                                   Amendment to conform definition of "Average
                              Actual Earnings" to new definition used in revised Fortune Brands Pension Plan.

                              AMENDMENT:

                                   Change as follows and also change all
                              references in the Plan from "Average Actual
                              Earnings" to "Final Average Compensation".

                                   <*>"FINAL AVERAGE COMPENSATION" MEANS THE
                              AVERAGE ANNUAL COMPENSATION OF AN EMPLOYEE DURING THE FIVE CONSECUTIVE CALENDAR YEARS IN HIS VESTING SERVICE WHICH AFFORDS THE HIGHEST SUCH AGGREGATE, OR IF AN EMPLOYEE HAS LESS THAN FIVE CONSECUTIVE CALENDAR YEARS OF VESTING SERVICE, FINAL AVERAGE COMPENSATION MEANS THE AVERAGE OF THE 60 HIGHEST MONTHS OF COMPENSATION DURING AN EMPLOYEE'S VESTING SERVICE (OR THE NUMBER OF MONTHS OF VESTING SERVICE IF LESS THAN 60).</*>

                              [<#>(d) "Average Actual Earnings" means the total Actual Earnings of an employee in the five consecutive Plan Years of Qualifying Employment that provide the highest aggregate of Actual Earnings, divided by five. If an employee's consecutive Plan Years of Qualifying Employment within such period are less than five, "Average Actual Earnings" means his total Actual Earnings during the five Plan Years (or fewer) of Qualifying Employment that provide the highest aggregate of Actual Earnings, divided by the number of such Plan Years of Qualifying Employment and fractions thereof.</#>]


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

Section 2(i)                  EXPLANATION:

                                   Amendment to delete reference to Section
                              415(e) of the Internal Revenue Code which has been deleted from the Internal Revenue Code.

                              AMENDMENT:

                                   Change as follows:

                                   (i) "415 Limitations" means the Retirement
                              Plan and Profit-Sharing Plan provisions adopted pursuant to Section 415 of the Internal Revenue Code to limit(i) annual Retirement Plan benefits pursuant to Section 415(b) thereof, <*>AND</*>
                              (ii) annual additions to the Profit-Sharing Plan pursuant to Section 415(c) thereof [<#>and (iii) the aggregate of annual Retirement Plan benefits and additions to the Profit-Sharing Plan pursuant to Section 415(e) thereof</#>].

Section 2(j)                  EXPLANATION:

                                   Amendment to reflect increase in amount of
                              compensation on which benefits may be based as authorized by Economic Growth and Tax Reconciliation Relief Act.

                                   (j) "401(a)(17) Limitations" means the
                              Retirement Plan and Profit-Sharing Plan provisions adopted pursuant to Section 401(a)(17) of the Internal Revenue Code to limit compensation considered for purposes of computing Retirement Plan benefits and Profit-Sharing Plan contributions to $<*>200,000</*> [<#>150,000</#>]
                              (or such greater amount permitted for such year in accordance with regulations promulgated by the Secretary of the Treasury or his delegate).


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

Section 2(o)                  EXPLANATION:

                                   Amendment to conform definition of
                              "Qualifying Employment" to new definition used in Fortune Brands Pension Plan.

                              AMENDMENT:

                                   Change as follows and change all references
                              in the Plan from "Qualifying Employment" to "Vesting Service".

                                   <*>"VESTING SERVICE" MEANS SERVICE AS AN
                              EMPLOYEE WITH THE COMPANY OR ANY RELATED COMPANY DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE RETIREMENT PLAN.</*>

                                   [<#>(o) "Qualifying Employment" means the sum
                              of Service and Affiliated Employment.</#>]

Section 2(r)                  EXPLANATION:

                                   Amendment to conform definition of Retirement
                              Plan to new title now used for Plan.

                              AMENDMENT:

                                   Change as follows:

                                   (r) "Retirement Plan" means the
                              [<#>Retirement Plan for Employees and Former
                              Employees of</#>] Fortune Brands[, Inc.]
                              <*>PENSION PLAN</*>, as amended from time to time.

Section 2                     EXPLANATION:

                                   Amendment to provide that definitions shall
                              be placed in alphabetical order.


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

                              AMENDMENT:

                                   The Plan is amended so that the definitions
                              in Section 2 shall appear in alphabetical order.

Section 3(a), (b) and (c)     EXPLANATION:

                                   Amendment to conform cash-out provisions to
                              tax qualified pension plan, delete historical reference and change internal references.

                              AMENDMENT:

                                   Change as follows:

                                   (a) Each person who was at any time a
                              Highly Compensated Employee and to whom benefits become payable under the Retirement Plan shall be paid a supplemental annual retirement benefit under this Plan equal in amount to the difference between (i) the benefit paid under the Retirement Plan and the Affiliated Plans and (ii) the benefit that would be payable if the 401(a)(17) Limitations and the 415 Limitations were not contained therein; provided, however, that for purposes of computing the amount of benefit under this Plan, years of <*>VESTING SERVICE</*> [<#>Qualifying Employment</#>] shall not exceed
                              35. If such a Highly Compensated Employee's
                              Surviving Spouse is entitled to a
                              pre-retirement spouse's benefit under the
                              Retirement Plan and subject to Section 6, the Surviving Spouse shall be paid a benefit hereunder equal to the difference between (i) the spouse's benefit payable under the Retirement Plan and the Affiliated Plans and
                              (ii) the spouse's benefit that would be payable if the 401(a)(17) Limitations and the 415 Limitations were not contained therein.


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

                                   (b) Each Executive Participant who holds the
                              office of Vice President of the Company, or any office senior thereto on April 27, 1999, or any Executive Participant who is thereafter elected to the office of Vice President of the Company, or any office senior thereto, and is designated by the Compensation and Stock Option Committee of the Company to receive the benefit set forth in this
                              Section 3(b), shall retire hereunder at the date of his termination of employment and be paid a supplemental annual retirement benefit under this Plan equal to 52 1/2% of the Executive Participant's <*>FINAL AVERAGE COMPENSATION</*> [<#>Average Actual Earnings</#>] reduced (i) for an Executive Participant who retires prior to Normal Retirement Date with less than 35 years of <*>VESTING SERVICE</*>
                              [<#>Qualifying Employment</#>] by 1 1/2% of <*> FINAL AVERAGE COMPENSATION</*>
                              [<#>Average Actual Earnings</#>] for each year and fraction thereof that the Executive Participant's retirement date precedes Normal Retirement Date and further reduced (ii) by benefits payable under the Retirement Plan, the Affiliated Plans and the defined benefit pension plans of any other prior employer and supplemental retirement benefits payable under paragraphs (a) and (d) of this Section 3. If a pre-retirement spouse's benefit is payable under the Retirement Plan to the Surviving Spouse of an Executive Participant who is entitled to receive the benefit set forth in this Section 3(b), or if an Executive Participant who is entitled to receive the benefit set forth in this Section 3(b) dies before supplemental retirement benefits commence with a Surviving Spouse eligible for a spouse's benefit under the Retirement Plan, the Surviving Spouse shall be paid a benefit hereunder, subject to Section 6, equal to the difference between (i) the spouse's benefit


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

                              payable under the Retirement Plan and the Affiliated Plans and (ii) the spouse's benefit that would have been payable if the Executive Participant's benefit had been calculated in accordance with the formula set forth in the first sentence of this paragraph (b) of this Section 3 (prior to any reduction for calculating the spouse's benefit).

                                   (c) Subject to Section 6, the supplemental
                              retirement benefits provided by this Plan shall be paid to the Executive Participant or Highly Compensated Employee (or to any beneficiary designated by him in accordance with the retirement Plan, or to his Surviving Spouse if eligible for a spouse's benefit under the Retirement Plan) concurrently with the payment of the benefits payable under the Retirement Plan and in a form permitted thereby. In the event the supplemental retirement benefit commences prior to Normal Retirement Date or is payable in a form other than an annuity for the life of the former employee only, the supplemental retirement benefit shall be adjusted to the same extent as under the Retirement Plan. The Committee may, however, direct that the supplemental retirement benefit payable with respect to a former employee be paid as an actuarially equivalent single sum payment (and shall direct that any supplemental retirement benefit with a present value of less than
                              <*>$5,000</*> [<#>3,500</#>] shall be paid as an
                              actuarially equivalent single sum payment), provided that (except for a distribution to pay taxes as provided in Section 5 and except as provided in Section 6) no such payment may be made prior to termination of <*>VESTING SERVICE</*> [<#>Qualifying Employment</#>] or prior to the date that benefits may become payable under the Retirement Plan. In determining actuarial equivalency of a single sum payment in cash, the interest rate used shall be [<#>equal to the average monthly yield on ten year coupon U.S. Treasury bonds (as published by the Federal Reserve) for the month of termination of Qualifying Employment and the prior five months and the mortality table used at the time under the Retirement Plan for funding purposes. For any Executive Participant who terminates Qualifying Employment between May 1 and December 31, 1997, however, the interest rate used shall be whichever of the following results in the greater benefit:
                              (i) 120% of the applicable monthly immediate annuity purchase rate which would be used by the Pension Benefit Guaranty Corporation for the month of termination of Qualifying Employment, for the purpose of determining the present value of a single sum distribution on plan termination, (ii) 120% of the average of the applicable monthly annuity purchase rates which would be used by the Pension Benefit Guaranty Corporation for the month of termination of Qualifying Employment and the prior five months and (iii) the average monthly yield on ten year coupon U.S. Treasury bonds (as published by the Federal Reserve) for the month of termination of Qualifying Employment and the prior five months</#>] <*>THE "APPLICABLE INTEREST RATE" AND THE MORTALITY TABLE USED SHALL BE THE "APPLICABLE MORTALITY TABLE". THE TERM
                              "APPLICABLE MORTALITY TABLE" MEANS THE MORTALITY TABLE PRESCRIBED IN REVENUE RULING 2001-62. THE TERM "APPLICABLE INTEREST RATE" FOR ANY MONTH IS THE ANNUAL INTEREST RATE ON 30-YEAR TREASURY SECURITIES AS SPECIFIED BY THE COMMISSIONER OF INTERNAL REVENUE FOR THAT MONTH IN REVENUE RULINGS, NOTICES OR OTHER GUIDANCE, PUBLISHED IN THE INTERNAL REVENUE BULLETIN. THE "APPLICABLE INTEREST RATE" SHALL BE DETERMINED ONLY ONCE
                              WITH </*>


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

                              <*>RESPECT TO EACH PLAN YEAR WITH RESPECT TO WHICH
                              A DISTRIBUTION IS TO BE MADE, USING THE RATE FOR THE MONTH OF AUGUST PRECEDING THE PLAN YEAR.</*>

Section 3(e)                  EXPLANATION:

                                   Amendment to delete historical reference to
                              old voluntary early retirement program.

                              AMENDMENT:

                                   Change as follows:

                                   [<#>(e) An Executive Participant (1) who has
                              attained age 50 and who has completed at least nine years of Qualifying Employment as of December 31, 1999, (2) who is classified by the Company as being actively at work on April 27, 1999, (3) who is not a Vice President or a more senior officer of the Company and (4) who has elected on or before June 11, 1999 to voluntarily retire and does retire between June 30, 1999 and December 31, 1999 pursuant to the Company's Voluntary Early Retirement Incentive Program and who executes a Waiver and Release substantially in the form of Exhibit A attached hereto shall be eligible for a retirement benefit hereunder that is not reduced for early payment pursuant to the second sentence of Section 3(c). An Executive Participant who meets the requirements of clauses (2), (3) and (4) and does not meet the requirements of clause (1) but is within one year of meeting such requirements shall also be eligible for the enhanced retirement pension provided by this
                              Section 3(e). Each such Executive Participant shall be credited with additional Service of three years, provided, however, that no Executive Participant shall be credited with more than 38 years of </#>


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

                              <#>Service. In addition, an employee of the
                              Company in pay grade M008 who meets the
                              eligibility requirements set forth in this
                              Section 3(e) except for not being an Executive Participant shall be eligible to elect the enhanced early retirement benefit and be paid an amount under this Plan equal to the difference between (i) the benefit paid under the Retirement Plan and (ii) the benefit that would have been payable under the Retirement Plan if the enhanced retirement benefit provided for herein were paid under the Retirement Plan. Notwithstanding anything else in this Plan to the contrary, the amount set forth in the preceding sentence shall be paid in a single sum in cash and shall be calculated using the interest rate equal to the average monthly yield on ten year coupon U.S. Treasury bonds (as published by the Federal Reserve) for the month of termination of Qualifying Employment and the prior five months and the mortality table used at the time under the Retirement Plan for funding purposes.</#>]

Section 5                     EXPLANATION:

                                   Amendment to change interest rate and
                              mortality assumptions for purposes of determining lump sum amounts.

                              AMENDMENT:

                                   Change last two sentences as follows:

                                   In the event benefits are hereafter
                              determined to be taxable for Executive
                              Participants prior to actual receipt thereof and subject to Section 6, a payment shall be made to such Executive Participants in an amount sufficient to pay such taxes notwithstanding that the Executive Participant may not then have terminated


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

                              <*>VESTING SERVICE</*> [<#>Qualifying
                              Employment</#>] or that the payment is being made prior to the date that benefits would otherwise be paid under the Retirement Plan. Amounts so paid shall then be used as an offset to the supplemental retirement and profit-sharing benefits, if any, thereafter payable which shall also be paid in an actuarially equivalent lump sum (calculated as set forth in Section <*>(c)</*> [<#>(d)</#>]
                              promptly upon the later of termination of <*> VESTING SERVICE</*> [<#>Qualifying Employment</#>] or attainment of age 55.

Section 6(f)                  EXPLANATION:

                                   Amendment to reflect new investment funds
                              in connection with change of trustee of employee grantor trusts from Chase Manhattan to Northern Trust.

                              AMENDMENT:

                              Change as follows:

                                   (f) Amounts in a Grantor Trust or
                              Segregated Account shall be invested separately as to amounts representing the Executive Participant's supplemental retirement benefit under Section 3 and the Executive Participant's supplemental profit-sharing benefit under Section
                              4. Supplemental retirement benefit amounts invested in a Grantor Trust shall be invested solely in the <*>NORTHERN TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND PORTFOLIO</*> [<#>Vista Select Bond Fund</#>] to the extent practicable and otherwise in the <*>NORTHERN TRUST INSTITUTIONAL FUNDS DIVERSIFIED ASSETS PORTFOLIO</*> [<#>Chase Manhattan Personal Trust Market Rate Account</#>]. As soon as practicable after the Executive Participant's 60th birthday, one-half of the amounts held in the
                              <*>NORTHERN</*>

                              <*>TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND
                              PORTFOLIO</*> [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits, and as soon as practicable after the Executive Participant's 63rd birthday, the remainder of the amounts held in the <*>NORTHERN TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND PORTFOLIO</*> [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits, shall be invested solely in the <*> NORTHERN TRUST INSTITUTIONAL FUNDS DIVERSIFIED ASSET PORTFOLIO</*> [<#>Chase Manhattan Personal Trust Market Rate Account</#>], provided that supplemental retirement benefit amounts shall not be transferred from the <*>NORTHERN TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND PORTFOLIO</*> [<#>Vista Select Bond Fund</#>] to the <*>NORTHERN TRUST INSTITUTIONAL FUNDS DIVERSIFIED ASSET PORTFOLIO</*> [<#>Chase Manhattan Personal Trust Market Rate Account</#>] after the Executive Participant's 60th birthday or the Executive Participant's 63rd birthday if the amount held in the <*>NORTHERN TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND PORTFOLIO</*> [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits is in a "loss position". The amount held in the
                              <*>NORTHERN TRUST INSTITUTIONAL FUNDS
                              INTERMEDIATE BOND</*> Portfolio [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits shall be in a "loss position" on the Executive Participant's 60th birthday if the current market value thereof at the Executive Participant's 60th birthday is less than 95% of the actuarial present value of the Executive Participant's supplemental retirement benefit calculated as of the end of the prior calendar year. The amount held in the
                              <*>NORTHERN TRUST INSTITUTIONAL FUNDS
                              INTERMEDIATE BOND PORTFOLIO</*> [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits shall be in a "loss position" on the Executive Participant's 63rd birthday if the current market value thereof at the Executive Participant's 63rd birthday is less than 50% of 95% of the actuarial present value of the Executive Participant's supplemental retirement benefit calculated as of the end of the prior calendar year. The Company shall notify the Trustee promptly after the end of each calendar year of the actuarial present value of the Executive Participant's supplemental retirement benefit.
                              In the event that transfers cannot be made as soon as practicable after the Executive Participant's 60th or 63rd birthday because the amount of the <*>NORTHERN TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND PORTFOLIO</*>
                              [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits is then in a "loss position", the amounts attributable to supplemental retirement benefits shall be transferred as soon as practicable after the amount of the <*>NORTHERN TRUST INSTITUTIONAL FUNDS INTERMEDIATE BOND PORTFOLIO</*>
                              [<#>Vista Select Bond Fund</#>] attributable to supplemental retirement benefits is no longer in a "loss position". Supplemental profit-sharing benefit amounts invested in a Grantor Trust shall be invested in one or more of the (i) <*> NORTHERN TRUST INSTITUTIONAL FUNDS DIVERSIFIED ASSET PORTFOLIO,</*> [<#>Vista Balanced Fund;</#>]
                              (ii) [<#>Chase Manhattan Personal Trust Market Rate Account, (iii) Dodge & Cox Stock Fund,
                              (iv)</#>] MFS Institutional Emerging Equities Fund, [<#>(v) Vanguard International Growth Portfolio or (vi)</#>] <*>(III)</*> PIMCO Total Return Fund, <*>(IV) FIDELITY VALUE FUND, (V) FIDELITY INTERNATIONAL GROWTH AND INCOME FUND,
                              (VI) FIDELITY EQUITY INCOME FUND, (VII) FIDELITY BLUE CHIP GROWTH FUND, (VIII) SPARTAN TOTAL
                              MARKET INDEX FUND OR (IX) VANGUARD INDEX 500,</*> in such portions as are elected by the Executive Participant on a written election form approved by and filed with the Committee, all to the extent practicable and otherwise in the <*>NORTHERN TRUST INSTITUTIONAL FUNDS DIVERSIFIED ASSET PORTFOLIO</*>
                              [<#>Chase Manhattan Personal Trust Market Rate Account</#>]. The Executive Participant may change such election at any time by filing a new written election form with the Committee. The Committee shall promptly notify the Trustee as to any such elections or changes therein. Supplemental retirement benefit amounts and supplemental profit-sharing benefit amounts invested in a Segregated Account shall be invested solely in the <*>NORTHERN TRUST INSTITUTIONAL FUNDS DIVERSIFIED ASSET PORTFOLIO</*> [<#>Chase Manhattan Personal Trust Market Rate Account</#>]. In lieu of the calculation of investment gain or loss on supplemental profit-sharing awards prescribed by
                              Section 4(b), an Executive Participant's profit-sharing benefit under Section 4 shall include the actual investment gain or loss on supplemental profit-sharing benefit amounts invested in accordance with this paragraph (f).

                                            FORTUNE BRANDS, INC.

Date                     ,                  By__________________________________


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